SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 26, 2000

                             YELLOWBUBBLE.COM, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
    Nevada                         001-15241                      33-0786959
   --------                        ---------                      ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)



104-106 The Chambers, Chelsea Harbour, London, England              SW10 OXF
-------------------------------------------------------          --------------
   (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:            011-44-7871-000
                                                             -------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

         On July 26, 2000, YellowBubble.com, Inc. ("Registrant") consummated a share exchange with the shareholders (the "Shareholders") of Zareeba Limited, a company incorporated under the laws of England ("Zareeba"). Under the terms of the Agreement dated July 26, 2000 (the "Agreement"), the Shareholders transferred to Registrant all of their shares of Zareeba in consideration for the issuance of 169,737 shares of Common Stock of the Company (the "Shares"), valued at $848,684, or $5.00 per Share, and the assumption of liabilities in the amount of (pound)99,991, or approximately $151,316.

         Pursuant to a Registration Rights Agreement between Registrant and the Shareholders, Registrant also granted to the Shareholders the right to include their Shares in any registration statement (other than in connection with a merger or other reorganization or pursuant to Form S-8) it may file within two years from the closing date of the Share Exchange.

         Zareeba is an internet startup company that provides on-line discount shopping to its members through its bargain shopping channel. In addition, it allows members to advertise goods and services for free on its auction channel. Zareeba attempts to attract members by paying users for downloading and displaying advertisement bars on their browsers and for referring new members. Zareeba currently has in excess of 131,000 members.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)     Financial Statements

                   Registrant will provide financial statements for the business acquired within the time prescribed therefore by this item.


           (b)     Pro Forma Financial Information

                   Registrant will provide pro forma financial information within the time prescribed therefore by this item.

           (c)     Exhibits*

                   1. Agreement dated July 26, 2000, between Registrant, Zareeba
                      Limited and the Shareholders (in accordance with the rules and regulations promulgated by the Securities and Exchange Commission, most other schedules to the agreement have been omitted)

                   2. Registration  Rights  Agreement  dated as of July 26, 2000 between Registrant and the Shareholders

---------------
    *  To be filed by amendment

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  YELLOWBUBBLE.COM, INC.



                                                  By:  /s/
                                                     ---------------------------
                                                       D.F.H. Scroggie
                                                       Secretary



Date:  August 7, 2000